Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): January 5, 2001




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)



















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CONTENTS


ITEM  1.  Changes  in  Control  of  Registrant

            Not  applicable.

ITEM  2.  Acquisition  or  Disposition  of  Asset

            Not  applicable

ITEM  3.  Bankruptcy  or  Receivership.

            Not  applicable

ITEM  4.     Changes  in  Registrant's  Certifying  Accountant.

Pursuant to Item 304 of Regulation S-K, the Company makes the following representation:

(i) On January 5, 2001 the shareholders voted to elect the accounting firm of Haskell & White LLP, as the Company's independent accountant for the fiscal year ended December 31, 2000. Subsequent to this development, Mr. Andrew Smith CPA was not retained as a Certifying Accountant for the Company for the fiscal year ended December 31, 2000.

(ii) None of the prior certifying accountant's reports on the Company's financial statements for the past two years contained an adverse opinion, a qualification of an opinion, or was modified as to the uncertainty, audit scope or accounting principles.

(iii) The appointment of the new certifying account was recommended by the board of directors, and approved by the Company's shareholders during the  last  annual  shareholders  meeting  held  on  January  5,  2001

(iv)  During  the  Company's  two   most  recent  fiscal  years  and  subsequent
interim period up to the date of the change in certifying accountant, there were no disagreements with the former certifying accountant on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of Andrew Smith, CPA, would have caused Andrew Smith, CPA to make a reference to the subject matter of the disagreement(s) in connection with his report.

(v) Effective January 11, 2001, the Company has engaged the accounting firm of Haskell & White LLP, Certified Public Accountants, 16485 Laguna Canyon Road, 3rd Floor, Irvine, 92618 as certifying accountant for the company .

(vi) The Company did not consult with Haskell & White, LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements prior to his engagement.

(vii) The Company has requested that Andrew Smith, CPA review the disclosure in this report and that he has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

ITEM  5.  OTHER  EVENTS

      On January 5, 2001, the shareholders approved the Registrants 2000 stock option plan as well as the election of the following directors for another one year term
     Mr.  James  Truher
     Mr.  Scott  Wellman,  Esq
     Mr.  James  Kyle
     Mrs  Marcelina  Offoha


ITEM  6.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (c)    EXHIBITS.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit A  -  ACKNOWLEDGEMENT LETTER TO  COMMISSIONER  FROM  ANDREW  SMITH  CPA


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Meridian  Holdings,  inc.
                                       (Registrant)

Date:  January 12, 2001                 By:/s/  Anthony  C.  Dike
                                      -----------------------------------------
                                           Anthony  C.  Dike
                                           (Chairman, Chief Executive Officer,
                                            and Secretary)







































































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                                    EXHIBIT A

ACKNOWLEDGEMENT  LETTER  TO  COMMISSIONER  FROM  ANDREW  SMITH  CPA

Andrew  Smith,  CPA
Certified  Public  Accountant
Long  Beach,  California  90807

January  11  2001

Securities  and  Exchange  Commission

450  5th  Street,  N.W.
Washington,  D.C.  20549



Gentlemen:

I have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on January 5, 2001 to be filed by my former client, Meridian Holdings, Inc. I agree with the statements made in response to that Item insofar as they relate to my firm.


Very  truly  yours,

/s/  Andrew  Smith,  CPA
-------------------------------
Andrew  Smith,  CPA  (Principal)



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